As filed with the Securities and Exchange Commission on March 3, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:     December 31

Date of reporting period:  December 31, 2022

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.

TRANSAMERICA FUNDS

ANNUAL REPORT

DECEMBER 31, 2022

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

Transamerica Funds	Annual Report 2022

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of Transamerica Stock Index (the “Fund”) during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all investors, and we believe this to be an important part of the investment process. This report provides detailed information about the Fund for the 12-month period ending December 31, 2022.

The year began with stock prices reaching record highs for the major indexes as corporate earnings growth appeared healthy and U.S. Federal Reserve (“Fed”) policy remained accommodative. However, as the early months of 2022 passed it became increasingly evident that inflation, having reached multi-decade highs, would be more persistent than originally perceived and would require more forceful actions from the Fed. This, in turn, also brought on fears of slowing economic growth further pressuring the equity and credit markets.

In February 2022, Russia invaded Ukraine and in addition to the humanitarian crises created, concerns of global inflation and international instability also plagued the markets. In March, the Fed raised rates for the first time in more than three years, and as inflation rates continued to rise into the spring it became apparent a far more aggressive tightening cycle was now in process. By June, inflation had reached its highest rate in more than forty years, with the year-over-year increase in the Consumer Price Index exceeding 9%, and the Fed Funds Rate had increased to 1.5% with more rate hikes expected to follow. Long-term rates also jumped considerably higher in June with the 10-year Treasury yield rising to 3.38% by the end of the month, more than double its level at the year’s onset.

Additionally pressuring stocks into the summer were fears of a pending economic recession in the year ahead as the combination of continuing Fed rate hikes against an inflationary cycle seemed destined to negatively impact corporate earnings and consumer activity. While first and second quarter gross domestic product (“GDP”) reports displayed negative growth, the National Bureau of Economic Research did not declare the economy to be in an official recession due mostly to strong employment growth and positive consumer spending.

The S&P 500® Index officially hit bear market territory by the summer (a decline of 20%) and its low for the year during October. As the year concluded, the S&P 500® Index experienced its worst calendar year total return since 2008, with the most severe damage shown in previously higher priced technology stocks. Led by energy stocks benefitting from higher oil prices, value stocks meaningfully outperformed growth for the year. By year-end, inflation reports showed some easing, providing encouragement that peak rates may had passed, helping stocks to finish the year above earlier lows.

The Fed finished the year with the Fed Funds Rate of 4.50%, reflecting its most aggressive year of tightening in more than 40 years, and the 10-year Treasury yield finished at 3.88%, over two percentage points higher than where it had started the year. Combined with widening credit spreads, this led to double digit declines for the year in both investment grade and high yield bonds and the largest one-year decline in the Bloomberg US Aggregate Bond Index on record.

As this difficult year closed, investors took some comfort in declining rates of inflation, the prospect of the Fed concluding its rate hike cycle sometime in the year ahead, and a perception that a pending economic slowdown may potentially be manageable for the markets after the second-half of 2022 GDP and employment reports remained strong.

For the one-year period ended December 31, 2022, the S&P 500® Index returned -18.11% while the MSCI EAFE Index, representing international developed market equities, returned -14.01%. During the same period, the Bloomberg US Aggregate Bond Index returned -13.01%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds. Investing involves risk, including potential loss of principal. The performance data presented represents past performance and does not guarantee future results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Stock Index

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as represented by the S&P 500® Index, finished the year ended December 21, 2022, with negative performance of -18.11%. With consumption remaining elevated coming out of 2021, global supply chains struggled to keep pace with consumer demand, resulting in rising prices. The growing concern of inflation was then exacerbated by constrained energy and food markets as a fallout of the Russian-Ukraine conflict. With broadly higher input prices, corporate earnings and outlooks shifted downward on concerns of narrower margins. In response to soaring inflation, central banks across the world rapidly moved to increase interest rates. These moves by the U.S. Federal Reserve (“Fed”) and many of its peers added a significant amount of uncertainty into global capital markets.

In the first quarter of 2022, geopolitical tension after the Russian invasion of Ukraine fueled existing concerns over rising inflation, interest rate hikes, and rallying commodity prices. On the other hand, economic data in the U.S. remained strong with robust employment numbers and corporate earnings results. This provided comfort to investors but added to U.S. policy makers challenges. Investors were concerned that the Fed may dampen growth in their efforts to control inflation.

In the second quarter, concerns about high inflation, the growth outlook and U.S. recession fears increased. While the unemployment rate remained low and wage growth strong, consumer sentiment went down as consumers struggled with higher prices and borrowing costs. The increase in expectation of an interest rate hike weighed on U.S. equity market valuations.

In the third quarter, the U.S. equity market rallied in July on a more softened tone from the Fed, suggesting slower rate rises in 2023. The Fed’s more hawkish tone later in the quarter, however, reaffirmed its commitment to fighting inflation.

The U.S. equity market rallied over the fourth quarter, despite tighter monetary policy. It posted positive returns in October and November 2022 while contractionary monetary policy targeted a higher inflation rate. The Fed reiterated their plan in December 2022 to continue tightening monetary policy in response to sustained inflation pressures, which dampened equity market performance in December.

PERFORMANCE

For the year ended December 31, 2022, Transamerica Stock Index, Class R4 returned -18.35%. By comparison, its benchmark, the S&P 500® Index, returned -18.11%.

STRATEGY REVIEW

For the year ended December 31, 2022, Transamerica Stock Index (the “Fund”) underperformed its benchmark, the S&P 500® Index (“S&P 500®” or “Index”).

The Fund invests in securities through the S&P 500 Index Master Portfolio, a master portfolio which is not part of the Transamerica Funds complex, and which is advised by BlackRock Fund Advisors. The Fund seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500®. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

Sectors within the Index posted mixed returns over the year. Energy, utilities, and consumer staples were among the best performers. Conversely, information technology, consumer discretionary, and communication services were among the worst performers.

The primary drivers of tracking difference between the Fund and the Index during the year were fees and expenses, slight mismatches in security weightings versus the Index, cash and futures drag and transaction costs.

Jennifer Hsui, CFA

Suzanne Henige, CFA

Paul Whitehead

Amy Whitelaw

Co-Portfolio Managers

BlackRock Fund Advisors

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2022
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	(18.57)%	8.77%	10.31%	04/21/2017
Class R4 (NAV)	(18.35)%	9.09%	12.23%	09/11/2000
S&P 500® Index (A)	(18.11)%	9.42%	12.56%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Year or Since Inception of Fund calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load. Net asset value (NAV) returns include reinvestment of dividends and capital gains but do not reflect the deduction of any sales charges. There are no sales charges for Class R and R4 shares. Class R shares are available only to eligible retirement plans.

Performance figures reflect any fee waivers and/or expense reimbursements by the investment manager and any recapture by the investment manager of previously waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

An index fund has operating and other expenses while an index does not. As a result, while the Fund will attempt to track the S&P 500® as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the Fund will perform poorly when the index performs poorly.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

As a shareholder in the Fund, you will bear the ongoing costs (such as the investment advisory fees and other expenses) of managing the corresponding S&P 500 Index Master Portfolio (“Master Portfolio”), in which the Fund invests. You will also bear the cost of operating the Fund (such as management fees, distribution fees, and other expenses).

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at July 1, 2022, and held for the entire six-month period until December 31, 2022.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B) July 1, 2022 - December 31, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period (B) July 1, 2022 - December 31, 2022	Net Annualized Expense Ratio (C) (D)
Class R	$1,000.00	$1,020.40	$3.16	$1,022.10	$3.16	0.62%
Class R4	1,000.00	1,021.50	1.53	1,023.70	1.53	0.30

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s annualized net expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	The net expense ratio reflects the expenses of both the Fund and the Master Portfolio.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2022

Assets:
Investment in Master Portfolio, at value	$285,882,548
Receivables and other assets:
Shares of beneficial interest sold	180,683
Interest	1,034
Due from investment manager	6,804

Total assets	286,071,069

Liabilities:
Payables and other liabilities:
Due to Master Portfolio	176,658
Shares of beneficial interest redeemed	4,025
Investment management fees	14,849
Distribution and service fees	93,794
Transfer agent fees	1,471
Trustees, CCO and deferred compensation fees	8,422
Audit and tax fees	15,968
Custody and accounting fees	6,631
Legal fees	1,196
Printing and shareholder reports fees	2,758
Registration fees	3,449
Other accrued expenses	3,085

Total liabilities	332,306

Net assets	$285,738,763

Net assets consist of:
Paid-in capital	$(375,258,589)
Total distributable earnings (accumulated losses)	660,997,352

Net assets	$285,738,763

Net assets by class:
Class R	$147,068,786
Class R4	138,669,977

Shares outstanding:
Class R	11,152,911
Class R4	10,519,475

Net asset value per share:
Class R	$13.19
Class R4	13.18

STATEMENT OF OPERATIONS

For the year ended December 31, 2022

Net investment income (loss) allocated from Master Portfolio:
Dividend income	$4,968,306
Interest income	20,575
Net income from securities lending	5,281
Withholding taxes on foreign income	(24,607)
Expenses	(33,952)
Fees waived	4,047

Total investment income (loss)	4,939,650

Expenses:
Investment management fees	186,526
Distribution and service fees:
Class R	836,239
Class R4	359,070
Transfer agent fees
Class R	3,821
Class R4	10,772
Trustees, CCO and deferred compensation fees	10,576
Audit and tax fees	30,044
Custody and accounting fees	27,196
Legal fees	15,822
Printing and shareholder reports fees	28,566
Registration fees	40,265
Other	19,303

Total expenses before waiver and/or reimbursement and recapture	1,568,200

Expenses waived and/or reimbursed:
Class R	(7,076)
Class R4	(120,475)
Recapture of previously waived and/or reimbursed fees:
Class R	4,746
Class R4	2,050

Net expenses	1,447,445

Net investment income (loss)	3,492,205

Net realized and change in unrealized gain (loss) on investments allocated from Master Portfolio:
Net realized gain (loss)	5,874,426
Net change in unrealized appreciation (depreciation)	(76,580,400)

Net realized and change in unrealized gain (loss)	(70,705,974)

Net increase (decrease) in net assets resulting from operations	$(67,213,769)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2022	December 31, 2021
From operations allocated from Master Portfolio:
Net investment income (loss)	$3,492,205	$3,643,313
Net realized gain (loss)	5,874,426	17,990,832
Net change in unrealized appreciation (depreciation)	(76,580,400)	73,189,592

Net increase (decrease) in net assets resulting from operations	(67,213,769)	94,823,737

Dividends and/or distributions to shareholders:
Class R	(8,976,983)	(12,272,650)
Class R4	(8,828,263)	(10,911,616)

Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,805,246)	(23,184,266)

Capital share transactions:
Proceeds from shares sold:
Class R	5,606,090	8,455,568
Class R4	18,442,845	14,170,747

	24,048,935	22,626,315

Dividends and/or distributions reinvested:
Class R	8,976,983	12,272,650
Class R4	8,828,263	10,911,616

	17,805,246	23,184,266

Cost of shares redeemed:
Class R	(29,981,002)	(41,321,246)
Class R4	(11,942,291)	(68,754,776)

	(41,923,293)	(110,076,022)

Net increase (decrease) in net assets resulting from capital share transactions	(69,112)	(64,265,441)

Net increase (decrease) in net assets	(85,088,127)	7,374,030

Net assets:
Beginning of year	370,826,890	363,452,860

End of year	$285,738,763	$370,826,890

Capital share transactions - shares:
Shares issued:
Class R	373,786	523,881
Class R4	1,257,734	882,753

	1,631,520	1,406,634

Shares reinvested:
Class R	667,248	735,697
Class R4	655,484	655,310

	1,322,732	1,391,007

Shares redeemed:
Class R	(2,000,196)	(2,546,804)
Class R4	(810,713)	(4,145,554)

	(2,810,909)	(6,692,358)

Net increase (decrease) in shares outstanding:
Class R	(959,162)	(1,287,226)
Class R4	1,102,505	(2,607,491)

	143,343	(3,894,717)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Class R
	December 31, 2022		December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of period/year	$17.23		$14.30	$12.71	$10.26	$11.25

Investment operations: (A)
Net investment income (loss) (B)	0.14		0.13	0.15	0.16	0.16
Net realized and unrealized gain (loss)	(3.33)		3.82	2.06	2.96	(0.71)

Total investment operations	(3.19)		3.95	2.21	3.12	(0.55)

Dividends and/or distributions to shareholders:
Net investment income	(0.14)		(0.17)	(0.12)	(0.20)	(0.17)
Net realized gains	(0.71)		(0.85)	(0.50)	(0.47)	(0.27)

Total dividends and/or distributions to shareholders	(0.85)		(1.02)	(0.62)	(0.67)	(0.44)

Net asset value, end of period/year	$13.19		$17.23	$14.30	$12.71	$10.26

Total return	(18.57)%		27.84%	17.80%	30.62%	(4.97)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$147,069		$208,632	$191,562	$204,050	$196,664
Expenses to average net assets (A)
Excluding waiver and/or reimbursement and recapture	0.63%		0.61%	0.62%	0.62%	0.60%
Including waiver and/or reimbursement and recapture	0.63	%(C)	0.61%	0.62%	0.62%	0.60%
Net investment income (loss) to average net assets (A)	0.97%		0.79%	1.22%	1.36%	1.34%
Portfolio turnover rate of Master Portfolio	13%		6%	5%	3%	12%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(B)	Calculated based on average number of shares outstanding.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Class R4
	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018
Net asset value, beginning of year	$17.22	$14.30	$12.71	$10.26	$11.26

Investment operations: (A)
Net investment income (loss) (B)	0.19	0.18	0.20	0.20	0.19
Net realized and unrealized gain (loss)	(3.33)	3.81	2.06	2.96	(0.71)

Total investment operations	(3.14)	3.99	2.26	3.16	(0.52)

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.22)	(0.17)	(0.24)	(0.21)
Net realized gains	(0.71)	(0.85)	(0.50)	(0.47)	(0.27)

Total dividends and/or distributions to shareholders	(0.90)	(1.07)	(0.67)	(0.71)	(0.48)

Net asset value, end of year	$13.18	$17.22	$14.30	$12.71	$10.26

Total return	(18.35)%	28.23%	18.12%	31.14%	(4.72)%

Ratio and supplemental data:
Net assets end of year (000’s)	$138,670	$162,195	$171,891	$323,914	$340,698
Expenses to average net assets (A)
Excluding waiver and/or reimbursement and recapture	0.38%	0.37%	0.38%	0.37%	0.36%
Including waiver and/or reimbursement and recapture	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets (A)	1.30%	1.11%	1.57%	1.68%	1.65%
Portfolio turnover rate of Master Portfolio	13%	6%	5%	3%	12%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio.
(B)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS

At December 31, 2022

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Stock Index (the “Fund”) is a series of the Trust and invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”).

The financial statements of the Master Portfolio are included within this report and should be read in conjunction with the Fund’s financial statements.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for all aspects of the day-to-day management of the Fund. TAM may in the future retain one or more sub-advisers to assist in the management of the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended December 31, 2022, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Investment valuation: The value of the Fund’s investment in the Master Portfolio, reflected within the Statement of Assets and Liabilities, displays the Fund’s proportional interest in the net assets of the Master Portfolio.

The valuation policy for the underlying securities held by the Master Portfolio is discussed in the Master Portfolio’s Notes to Financial Statements, which accompany this report.

Security transactions and investment income: The Fund is allocated its proportional share of income and expenses on a daily basis from its investment in the Master Portfolio. All of the net investment income, as well as the realized and unrealized gains and losses from the security transactions of the Master Portfolio are allocated pro rata among the investors and recorded by the Fund on a daily basis.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. BORROWINGS AND OTHER FINANCING TRANSACTIONS

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended December 31, 2022, the Fund has not utilized the program.

4. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities and other assets may go up or down, sometimes sharply and unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, government actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by wars, tariffs, trade disputes or other factors, political developments, investor sentiment, the global and domestic effects of a pandemic or other health emergency, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries, issuers, or geographies. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets. If the value of the Fund’s securities and assets fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security or asset.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, the imposition of economic sanctions, public health events (such as the spread of infectious disease), wars, terrorism, cybersecurity events, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. In the past decade, financial markets throughout the world have experienced increased volatility and decreased liquidity. These conditions may continue or worsen. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down. Securities markets may also be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of securities traded in these markets, including the Fund’s securities.

The pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in economic downturns throughout the world, severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of many instruments. There also have been significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; and widespread uncertainty regarding the duration and long-term effects of the pandemic. Economic downturns may be prolonged, and political and social instability, continued volatility and decreased liquidity in the securities markets may result. Developing or emerging market countries may be more impacted by the pandemic.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These and other government intervention into the economy and financial markets may not work as intended. In addition, government actions to mitigate the economic impact of the pandemic have resulted in large expansion of government deficits and debt, the long-term consequences of which are not known. Rates of inflation have recently risen, which could adversely affect economies and markets. The pandemic could continue to adversely affect the value and liquidity of the Fund’s investments.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

4. RISK FACTORS (continued)

Europe: A number of countries in Europe have experienced severe economic and financial difficulties; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others may not work, may result in conflicts and social unrest and may limit future growth and economic recovery or have other unintended consequences. In January, 2020, through “Brexit,” the United Kingdom withdrew from the European Union. The ramifications of Brexit are unknown, and the implications of possible political, regulatory, economic, and market outcomes could be significant. The United Kingdom has one of the largest economies in Europe and is a major trading partner with European Union countries and the United States. Brexit may create additional and substantial economic stresses for the United Kingdom, including a contraction of the United Kingdom’s economy, decreased trade, capital outflows, devaluation of the British pound, and a decrease in business and consumer spending and investment. The negative impact on not only the United Kingdom and European Union economies but also the broader global economy could be significant. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Europe has also been struggling with mass migration from the Middle East, Eastern Europe and Africa. The ultimate effects of these events and other socio-political or geopolitical issues could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Additional Market Disruption: Russia’s invasion of Ukraine in February, 2022, the resulting responses by the United States and other countries, and the potential for wider conflict, have increased and may continue to increase volatility and uncertainty in financial markets worldwide. The United States and other countries have imposed broad-ranging economic sanctions on Russia and Russian entities and individuals, and may impose additional sanctions, including on other countries that provide military or economic support to Russia. These sanctions, among other things, restrict companies from doing business with Russia and Russian issuers, and may adversely affect companies with economic or financial exposure to Russia and Russian issuers. The extent and duration of Russia’s military actions and the repercussions of such actions are not known. The invasion may widen beyond Ukraine and may escalate, including through retaliatory actions and cyberattacks by Russia and even other countries. These events may result in further and significant market disruptions and may adversely affect regional and global economies including those of Europe and the United States. Certain industries and markets, such as those involving oil, natural gas and other commodities, as well as global supply chains, may be particularly adversely affected. Whether or not the Fund invests in securities of issuers located in Russia, Ukraine and adjacent countries or with significant exposure to issuers in these countries, these events could negatively affect the value and liquidity of the Fund’s investments.

Passive strategy/index risk: The Fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the index or of the actual securities comprising the index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a fund managed using an active investment strategy. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the Fund.

Index fund risk: While the Fund seeks to track the performance of the S&P 500® (i.e., achieve a high degree of correlation with the index), the Fund’s return may not match the return of the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Fund may attempt to replicate the index return by investing in fewer than all of the securities in the index, or in some securities not included in the index, potentially increasing the risk of divergence between the Fund’s return and that of the index.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee, CCO and deferred compensation fees within the Statement of Operations.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2022, the percentage of the Fund’s interest in the Master Portfolio, including any open receivable or payable, is 0.97%.

As of December 31, 2022, the investment manager and/or other affiliated investment accounts held balances in the Fund as follows:

Account Balance	Percentage of Net Assets
$ 273,309,127	95.65%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement in connection with these services. The Fund has a contractual management fee payable to TAM at an annual rate of 0.07% of daily average net assets.

Additionally, the Fund incurs its allocated share of the advisory fees based on the interest owned in the corresponding Master Portfolio. The advisory fees are accrued daily and payable monthly at an annual rate of 0.01% of the Master Portfolio’s daily net assets. The investment advisory fees allocated from the Master Portfolio are included within the Statement of Operations within net investment income (loss) allocated from the Master Portfolio, in Expenses.

The Fund pays a management fee to TAM at an effective rate of 0.06% of the Fund’s average daily net assets (which is net of a voluntary waiver by TAM equal to the Master Portfolio advisory fee allocated to the Fund of 0.01%).

The management fees are reflected in Investment management fees within the Statement of Operations.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.65%	May 1, 2023
Class R4	0.30	May 1, 2023

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended December 31, 2022 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2022, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
Class	2020	2021	2022	Total
Class R	$—	$—	$—	$—
Class R4	197,475	128,288	120,475	446,238

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended December 31, 2022, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 10,773	$ 898

Deferred compensation plan: Effective September 23, 2021, the Board has approved the termination of the deferred compensation plan. Payments will be made to applicable current and former Board members consistent with Section 409A of the Code. Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by the Trust to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2022, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (5,839,326)	$ 5,839,326

As of December 31, 2022, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 65,511,947	$ 220,370,601	$ —	$ 220,370,601

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2022

6. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2022, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended December 31, 2022, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2022 and 2021 are as follows:

2022 Distributions Paid From:			2021 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,888,507	$ 7,916,739	$ —	$ 10,209,614	$ 12,974,652	$ —

As of December 31, 2022, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,051,811	$ 258,336	$ —	$ —	$ 439,316,604	$ 220,370,601

Transamerica Funds	Annual Report 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transamerica Stock Index

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Stock Index (the “Fund”) (one of the portfolios constituting Transamerica Funds (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the portfolios constituting Transamerica Funds) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 27, 2023

Transamerica Funds	Annual Report 2022

Transamerica Stock Index

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For dividends paid during the year ended December 31, 2022, the Fund designated $4,702,817 of qualified dividend income.

For corporate shareholders 43%, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deduction.

For tax purposes, the Fund has made a long-term capital gain designations of $7,916,739 for the year ended December 31, 2022.

Transamerica Funds	Annual Report 2022

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its respective sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”); and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 107 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their birth year, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); Chairman of the Board, President and Chief Executive Officer, TET (2017 – present); Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018); Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);	107	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020); Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016) and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (1948)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	110	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (1952)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	110	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (1956)	Lead Independent Board Member	Since 2002	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present);	110	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Transamerica Funds	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Leo J. Hill (continued)

Board Member, TAAVF (2007 – present);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

Kathleen T. Ives (1965)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011 – 2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	110	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).
Lauriann C. Kloppenburg (1960)	Board Member	Since 2021	Board Member, TF, TST and TAAVF (2021 – present); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	110	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – present); Forte Foundation (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Fredric A. Nelson III (1957)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	110	N/A
John E. Pelletier (1964)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present);

Board Member, TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

				110	N/A

Transamerica Funds	Annual Report 2022

Name and Birth Year	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – present); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	110	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (1952)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present); Board Member, TAAVF (2007 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).	110	Board Member,
Operation PAR,
Inc. (non-profit
organization)
(2008 – present);
Board Member,
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)
Board Member,
Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – 2020);
Board Member,
WRH Income
Properties, Inc.
and WRH
Properties, Inc.
(real estate)
					(2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2022

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including birth year, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Birth Year	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (1973)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (1968)	Assistant Secretary	Since 2020

Assistant Secretary, TF, TST and TAAVF (2020 – present);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (1973)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF, TST and TAAVF (2022 – present);

Director, Senior Vice President, and Chief Operating Officer TAM and TFS (2022 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (1970)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF, TST and TAAVF (2021 – present and 2006 – 2014); Assistant Secretary, TF, TST, TET and TAAVF (2019);

Associate General Counsel, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel, Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Chairman of the Board, Aegon Global Funds
(2013 – present);

Transamerica Funds	Annual Report 2022

Name and Birth Year	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Director, Mongeral Aegon Seguros e Previdencia SA (2017 – present);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014);

Assistant Vice President, TCI (2007 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present); Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

and Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014).

Molly Possehl (1978)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST, TET and TAAVF (2019 – present);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (1967)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST, TET and TAAVF (2019 – present);

Derivatives Risk Manager, TF, TST and TAAVF (2021 – present);

Chief Compliance Officer (2019 – present), TAM;

and TFS General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (1970)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present);

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 –present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – present);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Transamerica Funds	Annual Report 2022

Name and Birth Year	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Vincent J. Toner (1970)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF, TST and TAAVF (2014 – present), Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (1960)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF, TST and TAAVF (2014 – present); TET (2017 – present);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – present).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2022

Appendix A

S&P 500 Index Master Portfolio

Master Portfolio Information as of December 31, 2022	S&P 500 Index Master Portfolio

TEN LARGEST HOLDINGS
Security	Percent of Net Assets
Apple, Inc.	6.0%
Microsoft Corp.	5.5
Amazon.com, Inc.	2.3
Berkshire Hathaway, Inc., Class B	1.7
Alphabet, Inc., Class A	1.6
UnitedHealth Group, Inc.	1.5
Alphabet, Inc., Class C	1.5
Johnson & Johnson	1.4
Exxon Mobil Corp.	1.4
JPMorgan Chase & Co.	1.2

SECTOR ALLOCATION
Sector(a)	Percent of Net Assets
Information Technology	25.5%
Health Care	15.7
Financials	11.5
Consumer Discretionary	9.7
Industrials	8.6
Communication Services	7.2
Consumer Staples	7.1
Energy	5.2
Utilities	3.1
Materials	2.7
Real Estate	2.7
Investment Companies	0.7
Short-Term Securities	1.4
Liabilities in Excess of Other Assets	(1.1)

(a)

For S&P 500 Index Master Portfolio (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	1

Schedule of Investments	S&P 500 Index Master Portfolio
December 31, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Boeing Co.(a)	508,028	$96,774,254
General Dynamics Corp.	204,768	50,804,988
Howmet Aerospace, Inc.	336,170	13,248,460
Huntington Ingalls Industries, Inc.	36,612	8,445,656
L3Harris Technologies, Inc.	174,560	36,345,138
Lockheed Martin Corp.	212,352	103,307,125
Northrop Grumman Corp.	132,361	72,217,485
Raytheon Technologies Corp.	1,343,846	135,620,938
Textron, Inc.	190,018	13,453,274
TransDigm Group, Inc.	46,632	29,361,839

		559,579,157

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.(b)	107,165	9,812,027
Expeditors International of Washington, Inc.	144,881	15,056,034
FedEx Corp.	218,135	37,780,982
United Parcel Service, Inc., Class B	666,095	115,793,955

		178,442,998

Airlines(a) — 0.2%
Alaska Air Group, Inc.(b)	117,159	5,030,807
American Airlines Group, Inc.(b)	585,790	7,451,249
Delta Air Lines, Inc.	580,557	19,077,103
Southwest Airlines Co.	537,016	18,081,329
United Airlines Holdings, Inc.	296,024	11,160,105

		60,800,593

Auto Components — 0.1%
Aptiv PLC(a)(b)	245,210	22,836,407
BorgWarner, Inc.	218,526	8,795,672

		31,632,079

Automobiles — 1.3%
Ford Motor Co.	3,596,203	41,823,841
General Motors Co.	1,293,432	43,511,053
Tesla, Inc.(a)	2,443,651	301,008,930

		386,343,824

Banks — 3.8%
Bank of America Corp.	6,362,530	210,726,994
Citigroup, Inc.	1,762,692	79,726,559
Citizens Financial Group, Inc.	453,139	17,840,082
Comerica, Inc.	117,856	7,878,674
Fifth Third Bancorp	622,692	20,430,525
First Republic Bank	165,544	20,178,158
Huntington Bancshares, Inc.	1,305,269	18,404,293
JPMorgan Chase & Co.	2,669,073	357,922,689
KeyCorp	846,467	14,745,455
M&T Bank Corp.	159,106	23,079,916
PNC Financial Services Group, Inc.	367,190	57,993,989
Regions Financial Corp.	845,683	18,232,926
Signature Bank	58,578	6,749,357
SVB Financial Group(a)	54,022	12,432,623
Truist Financial Corp.	1,207,213	51,946,375
U.S. Bancorp	1,230,748	53,672,920
Wells Fargo & Co.	3,452,235	142,542,783
Zions Bancorp NA	137,643	6,766,530

		1,121,270,848

Beverages — 1.9%
Brown-Forman Corp., Class B	165,482	10,868,858
Coca-Cola Co.	3,542,445	225,334,926
Constellation Brands, Inc., Class A	146,199	33,881,618

Security	Shares	Value

Beverages (continued)
Keurig Dr. Pepper, Inc.	768,975	$27,421,649
Molson Coors Beverage Co., Class B	172,881	8,906,829
Monster Beverage Corp.(a)	351,162	35,653,478
PepsiCo, Inc.	1,256,081	226,923,593

		568,990,951

Biotechnology — 2.5%
AbbVie, Inc.	1,609,228	260,067,337
Amgen, Inc.	486,866	127,870,486
Biogen, Inc.(a)	132,346	36,649,254
Gilead Sciences, Inc.	1,140,749	97,933,302
Incyte Corp.(a)	169,464	13,611,348
Moderna, Inc.(a)	300,798	54,029,337
Regeneron Pharmaceuticals, Inc.(a)	97,559	70,387,843
Vertex Pharmaceuticals, Inc.(a)	233,416	67,405,873

		727,954,780

Building Products — 0.4%
A O Smith Corp.(b)	117,189	6,707,898
Allegion PLC	79,067	8,322,593
Carrier Global Corp.	768,584	31,704,090
Johnson Controls International PLC	628,013	40,192,832
Masco Corp.	206,583	9,641,229
Trane Technologies PLC	211,437	35,540,445

		132,109,087

Capital Markets — 3.1%
Ameriprise Financial, Inc.(b)	96,884	30,166,771
Bank of New York Mellon Corp.	672,768	30,624,399
BlackRock, Inc.(c)	137,222	97,239,626
Cboe Global Markets, Inc.	97,578	12,243,112
Charles Schwab Corp.	1,389,747	115,710,335
CME Group, Inc., Class A	327,137	55,011,358
FactSet Research Systems, Inc.	34,598	13,881,063
Franklin Resources, Inc.	254,123	6,703,765
Goldman Sachs Group, Inc.	308,300	105,864,054
Intercontinental Exchange, Inc.	508,348	52,151,421
Invesco Ltd.	403,742	7,263,319
MarketAxess Holdings, Inc.	34,777	9,698,957
Moody’s Corp.	143,848	40,078,930
Morgan Stanley	1,200,194	102,040,494
MSCI, Inc.	73,457	34,169,993
Nasdaq, Inc.(b)	309,612	18,994,696
Northern Trust Corp.(b)	189,313	16,752,307
Raymond James Financial, Inc.	175,801	18,784,337
S&P Global, Inc.(b)	303,170	101,543,760
State Street Corp.	332,717	25,808,858
T Rowe Price Group, Inc.	204,367	22,288,265

		917,019,820

Chemicals — 1.9%
Air Products & Chemicals, Inc.	201,870	62,228,446
Albemarle Corp.(b)	107,065	23,218,116
Celanese Corp.	91,453	9,350,155
CF Industries Holdings, Inc.	180,343	15,365,223
Corteva, Inc.	655,008	38,501,370
Dow, Inc.	640,717	32,285,730
DuPont de Nemours, Inc.	455,895	31,288,074
Eastman Chemical Co.	109,209	8,893,981
Ecolab, Inc.	226,421	32,957,841
FMC Corp.	115,005	14,352,624
International Flavors & Fragrances, Inc.	230,742	24,190,991
Linde PLC(a)	450,094	146,811,661
LyondellBasell Industries NV, Class A	230,284	19,120,480

2	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	312,487	$13,708,805
PPG Industries, Inc.	212,686	26,743,138
Sherwin-Williams Co.	214,725	50,960,684

		549,977,319

Commercial Services & Supplies — 0.5%
Cintas Corp.	78,524	35,463,009
Copart, Inc.(a)	387,194	23,576,243
Republic Services, Inc.	186,337	24,035,609
Rollins, Inc.	207,904	7,596,812
Waste Management, Inc.(b)	342,341	53,706,456

		144,378,129

Communications Equipment — 0.9%
Arista Networks, Inc.(a)	223,067	27,069,180
Cisco Systems, Inc.	3,738,161	178,085,990
F5, Inc.(a)	53,572	7,688,118
Juniper Networks, Inc.	298,689	9,546,100
Motorola Solutions, Inc.	152,225	39,229,905

		261,619,293

Construction & Engineering — 0.1%
Quanta Services, Inc.	130,356	18,575,730

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	56,452	19,079,083
Vulcan Materials Co.	120,321	21,069,410

		40,148,493

Consumer Finance — 0.5%
American Express Co.	545,905	80,657,464
Capital One Financial Corp.	350,354	32,568,908
Discover Financial Services	247,236	24,187,098
Synchrony Financial	410,182	13,478,580

		150,892,050

Containers & Packaging — 0.3%
Amcor PLC	1,352,352	16,106,512
Avery Dennison Corp.	73,900	13,375,900
Ball Corp.	283,963	14,521,868
International Paper Co.	330,052	11,429,701
Packaging Corp. of America	85,537	10,941,038
Sealed Air Corp.(b)	133,957	6,681,775
Westrock Co.	227,684	8,005,369

		81,062,163

Distributors — 0.2%
Genuine Parts Co.	128,003	22,209,801
LKQ Corp.	231,034	12,339,526
Pool Corp.(b)	36,153	10,930,136

		45,479,463

Diversified Financial Services — 1.7%
Berkshire Hathaway, Inc., Class B(a)	1,640,324	506,696,084

Diversified Telecommunication Services — 0.9%
AT&T, Inc.	6,485,711	119,401,939
Lumen Technologies, Inc.	868,348	4,532,777
Verizon Communications, Inc.	3,822,360	150,600,984

		274,535,700

Electric Utilities — 2.1%
Alliant Energy Corp.	227,585	12,564,968
American Electric Power Co., Inc.	468,333	44,468,218
Constellation Energy Corp.	296,360	25,549,196
Duke Energy Corp.	700,785	72,173,847
Edison International	345,218	21,962,769

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	184,105	$20,711,812
Evergy, Inc.	208,077	13,094,286
Eversource Energy	313,551	26,288,116
Exelon Corp.	905,553	39,147,056
FirstEnergy Corp.	491,288	20,604,619
NextEra Energy, Inc.(b)	1,809,156	151,245,441
NRG Energy, Inc.	216,695	6,895,235
PG&E Corp.(a)(b)	1,457,153	23,693,308
Pinnacle West Capital Corp.	101,647	7,729,238
PPL Corp.	674,518	19,709,416
Southern Co.	991,151	70,778,093
Xcel Energy, Inc.	499,491	35,019,314

		611,634,932

Electrical Equipment — 0.6%
AMETEK, Inc.	207,781	29,031,161
Eaton Corp. PLC	362,512	56,896,258
Emerson Electric Co.	538,341	51,713,037
Generac Holdings, Inc.(a)(b)	58,692	5,907,937
Rockwell Automation, Inc.	104,493	26,914,262

		170,462,655

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	542,182	41,281,737
CDW Corp.	122,403	21,858,728
Corning, Inc.	688,556	21,992,479
Keysight Technologies, Inc.(a)	163,103	27,902,030
TE Connectivity Ltd.	291,892	33,509,202
Teledyne Technologies, Inc.(a)(b)	42,839	17,131,744
Trimble, Inc.(a)	223,646	11,307,542
Zebra Technologies Corp., Class A(a)	47,349	12,140,757

		187,124,219

Energy Equipment & Services — 0.4%
Baker Hughes Co.	915,696	27,040,503
Halliburton Co.	828,836	32,614,696
Schlumberger Ltd.	1,287,302	68,819,165

		128,474,364

Entertainment — 1.3%
Activision Blizzard, Inc.	648,382	49,633,642
Electronic Arts, Inc.	241,406	29,494,985
Live Nation Entertainment, Inc.(a)	130,925	9,130,709
Netflix, Inc.(a)	404,748	119,352,090
Take-Two Interactive Software, Inc.(a)	141,989	14,785,315
Walt Disney Co.(a)(b)	1,659,252	144,155,814
Warner Bros Discovery, Inc., Class A(a)	1,999,372	18,954,047

		385,506,602

Equity Real Estate Investment Trusts (REITs) — 2.6%
Alexandria Real Estate Equities, Inc.	135,351	19,716,580
American Tower Corp.	423,753	89,776,311
AvalonBay Communities, Inc.	126,555	20,441,164
Boston Properties, Inc.	129,325	8,739,783
Camden Property Trust	97,493	10,907,517
Crown Castle, Inc.	394,158	53,463,591
Digital Realty Trust, Inc.	262,877	26,358,677
Equinix, Inc.	82,896	54,299,367
Equity Residential	309,475	18,259,025
Essex Property Trust, Inc.	59,575	12,625,134
Extra Space Storage, Inc.	121,198	17,837,922
Federal Realty Investment Trust	67,063	6,776,046
Healthpeak Properties, Inc.	491,148	12,313,080
Host Hotels & Resorts, Inc.	655,790	10,525,429
Invitation Homes, Inc.	524,791	15,554,805

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	3

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.	262,161	$13,068,726
Kimco Realty Corp.	565,139	11,969,644
Mid-America Apartment Communities, Inc.	105,820	16,612,682
Prologis, Inc.	840,292	94,726,117
Public Storage	144,028	40,355,205
Realty Income Corp.	563,686	35,754,603
Regency Centers Corp.	140,786	8,799,125
SBA Communications Corp.(b)	97,725	27,393,295
Simon Property Group, Inc.	298,893	35,113,950
UDR, Inc.	274,319	10,624,375
Ventas, Inc.	359,643	16,201,917
VICI Properties, Inc.	881,221	28,551,560
Vornado Realty Trust	145,493	3,027,709
Welltower, Inc.	423,857	27,783,826
Weyerhaeuser Co.	670,040	20,771,240

		768,348,405

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	403,162	184,043,453
Kroger Co.	589,337	26,272,644
Sysco Corp.	464,696	35,526,009
Walgreens Boots Alliance, Inc.	649,228	24,255,158
Walmart, Inc.	1,284,972	182,196,180

		452,293,444

Food Products — 1.2%
Archer-Daniels-Midland Co.	500,125	46,436,606
Campbell Soup Co.	184,464	10,468,332
Conagra Brands, Inc.	437,146	16,917,550
General Mills, Inc.	542,982	45,529,041
Hershey Co.	132,926	30,781,674
Hormel Foods Corp.	264,660	12,055,263
J M Smucker Co.	97,657	15,474,728
Kellogg Co.	231,570	16,497,047
Kraft Heinz Co.	720,911	29,348,287
Lamb Weston Holdings, Inc.	132,469	11,837,430
McCormick & Co., Inc.	226,760	18,796,136
Mondelez International, Inc., Class A	1,247,417	83,140,343
Tyson Foods, Inc., Class A	263,622	16,410,470

		353,692,907

Gas Utilities — 0.1%
Atmos Energy Corp.	126,610	14,189,183

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	1,587,386	174,279,109
Align Technology, Inc.(a)	66,161	13,953,355
Baxter International, Inc.	457,033	23,294,972
Becton Dickinson and Co.	259,570	66,008,651
Boston Scientific Corp.(a)	1,302,980	60,288,885
Cooper Cos., Inc.(b)	44,652	14,765,077
Dentsply Sirona, Inc.	193,068	6,147,285
Dexcom, Inc.(a)(b)	351,657	39,821,639
Edwards Lifesciences Corp.(a)(b)	565,119	42,163,529
Hologic, Inc.(a)	225,950	16,903,319
IDEXX Laboratories, Inc.(a)	76,061	31,029,846
Intuitive Surgical, Inc.(a)	321,729	85,370,790
Medtronic PLC	1,209,321	93,988,428
ResMed, Inc.	132,523	27,582,012
STERIS PLC(b)	90,921	16,792,199
Stryker Corp.	306,452	74,924,449

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Teleflex, Inc.	43,227	$10,790,756
Zimmer Biomet Holdings, Inc.	190,974	24,349,185

		822,453,486

Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	147,401	24,425,820
Cardinal Health, Inc.	238,652	18,345,179
Centene Corp.(a)	515,535	42,279,025
Cigna Corp.	277,701	92,013,449
CVS Health Corp.	1,194,868	111,349,749
DaVita, Inc.(a)(b)	49,430	3,690,938
Elevance Health, Inc.	218,436	112,051,115
HCA Healthcare, Inc.	193,044	46,322,838
Henry Schein, Inc.(a)(b)	125,852	10,051,799
Humana, Inc.	115,183	58,995,581
Laboratory Corp. of America Holdings	80,663	18,994,523
McKesson Corp.	129,091	48,424,616
Molina Healthcare, Inc.(a)	52,923	17,476,233
Quest Diagnostics, Inc.	103,685	16,220,482
UnitedHealth Group, Inc.	851,337	451,361,851
Universal Health Services, Inc., Class B(b)	58,270	8,209,660

		1,080,212,858

Hotels, Restaurants & Leisure — 2.0%
Booking Holdings, Inc.(a)	35,314	71,167,598
Caesars Entertainment, Inc.(a)	194,060	8,072,896
Carnival Corp.(a)(b)	898,245	7,239,855
Chipotle Mexican Grill, Inc.(a)(b)	25,328	35,142,347
Darden Restaurants, Inc.	112,171	15,516,614
Domino’s Pizza, Inc.	32,684	11,321,738
Expedia Group, Inc.(a)	137,600	12,053,760
Hilton Worldwide Holdings, Inc.	246,229	31,113,496
Las Vegas Sands Corp.(a)(b)	299,226	14,383,794
Marriott International, Inc., Class A	244,957	36,471,648
McDonald’s Corp.	666,814	175,725,493
MGM Resorts International	297,744	9,983,356
Norwegian Cruise Line Holdings Ltd.(a)(b)	388,617	4,756,672
Royal Caribbean Cruises Ltd.(a)	201,766	9,973,293
Starbucks Corp.	1,044,303	103,594,858
Wynn Resorts Ltd.(a)(b)	94,780	7,816,507
Yum! Brands, Inc.	256,455	32,846,756

		587,180,681

Household Durables — 0.3%
D.R. Horton, Inc.	287,799	25,654,403
Garmin Ltd.	139,008	12,829,048
Lennar Corp., Class A	231,595	20,959,347
Mohawk Industries, Inc.(a)	47,669	4,872,725
Newell Brands, Inc.	341,632	4,468,547
NVR, Inc.(a)	2,735	12,615,406
PulteGroup, Inc.	212,784	9,688,056
Whirlpool Corp.	48,886	6,915,414

		98,002,946

Household Products — 1.6%
Church & Dwight Co., Inc.	220,160	17,747,098
Clorox Co.	112,871	15,839,187
Colgate-Palmolive Co.	759,172	59,815,162
Kimberly-Clark Corp.	307,914	41,799,325
Procter & Gamble Co.	2,157,425	326,979,333

		462,180,105

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	608,757	$17,507,852

Industrial Conglomerates — 0.9%
3M Co.	503,870	60,424,090
General Electric Co.(b)	998,025	83,624,515
Honeywell International, Inc.	613,159	131,399,974

		275,448,579

Insurance — 2.4%
Aflac, Inc.	515,142	37,059,316
Allstate Corp.	241,453	32,741,027
American International Group, Inc.	676,425	42,777,117
Aon PLC, Class A	188,323	56,523,265
Arch Capital Group Ltd.(a)	334,987	21,030,484
Arthur J Gallagher & Co.	191,964	36,192,893
Assurant, Inc.	47,910	5,991,625
Brown & Brown, Inc.	216,073	12,309,679
Chubb Ltd.	377,870	83,358,122
Cincinnati Financial Corp.	145,070	14,853,717
Everest Re Group Ltd.	35,420	11,733,583
Globe Life, Inc.	83,336	10,046,155
Hartford Financial Services Group, Inc.	292,462	22,177,393
Lincoln National Corp.	142,833	4,387,830
Loews Corp.	183,967	10,730,795
Marsh & McLennan Cos., Inc.	454,180	75,157,706
MetLife, Inc.	600,030	43,424,171
Principal Financial Group, Inc.(b)	207,172	17,385,874
Progressive Corp.	532,359	69,052,286
Prudential Financial, Inc.	336,681	33,486,292
Travelers Cos., Inc.	213,355	40,001,929
W R Berkley Corp.	187,309	13,593,014
Willis Towers Watson PLC	99,525	24,341,825

		718,356,098

Interactive Media & Services(a) — 3.9%
Alphabet, Inc., Class A	5,437,945	479,789,887
Alphabet, Inc., Class C	4,820,516	427,724,385
Match Group, Inc.	259,464	10,765,161
Meta Platforms, Inc., Class A	2,047,238	246,364,621

		1,164,644,054

Internet & Direct Marketing Retail — 2.4%
Amazon.com, Inc.(a)	8,066,795	677,610,780
eBay, Inc.	497,210	20,619,299
Etsy, Inc.(a)(b)	115,093	13,785,839

		712,015,918

IT Services — 4.4%
Accenture PLC, Class A	573,638	153,069,564
Akamai Technologies, Inc.(a)	143,866	12,127,904
Automatic Data Processing, Inc.	378,182	90,332,553
Broadridge Financial Solutions, Inc.	107,449	14,412,134
Cognizant Technology Solutions Corp., Class A	468,625	26,800,664
DXC Technology Co.(a)	212,880	5,641,320
EPAM Systems, Inc.(a)	52,068	17,064,766
Fidelity National Information Services, Inc.	540,225	36,654,266
Fiserv, Inc.(a)	578,143	58,432,913
FleetCor Technologies, Inc.(a)	68,149	12,517,608
Gartner, Inc.(a)	71,585	24,062,582
Global Payments, Inc.	246,179	24,450,498
International Business Machines Corp.	822,027	115,815,384
Jack Henry & Associates, Inc.	66,175	11,617,683
Mastercard, Inc., Class A	772,842	268,740,349
Paychex, Inc.	292,419	33,791,940

Security	Shares	Value

IT Services (continued)
PayPal Holdings, Inc.(a)	1,037,905	$73,919,594
VeriSign, Inc.(a)	84,410	17,341,190
Visa, Inc., Class A	1,488,105	309,168,695

		1,305,961,607

Leisure Products — 0.0%
Hasbro, Inc.	116,181	7,088,203

Life Sciences Tools & Services — 1.9%
Agilent Technologies, Inc.	269,522	40,333,967
Bio-Rad Laboratories, Inc., Class A(a)	19,866	8,353,454
Bio-Techne Corp.	143,852	11,922,454
Charles River Laboratories International, Inc.(a)	46,558	10,144,988
Danaher Corp.	595,874	158,156,877
Illumina, Inc.(a)	143,492	29,014,082
IQVIA Holdings, Inc.(a)	170,153	34,862,648
Mettler-Toledo International, Inc.(a)	20,370	29,443,817
PerkinElmer, Inc.	114,240	16,018,733
Thermo Fisher Scientific, Inc.	356,586	196,368,344
Waters Corp.(a)	54,191	18,564,753
West Pharmaceutical Services, Inc.	67,210	15,817,874

		569,001,991

Machinery — 1.9%
Caterpillar, Inc.	473,791	113,501,372
Cummins, Inc.(b)	128,825	31,213,009
Deere & Co.	250,053	107,212,724
Dover Corp.	127,781	17,302,825
Fortive Corp.	321,926	20,683,746
IDEX Corp.	68,839	15,718,009
Illinois Tool Works, Inc.	254,498	56,065,909
Ingersoll Rand, Inc.	366,262	19,137,190
Nordson Corp.	49,465	11,758,820
Otis Worldwide Corp.	384,210	30,087,485
PACCAR, Inc.	317,634	31,436,237
Parker-Hannifin Corp.	117,163	34,094,433
Pentair PLC	150,378	6,764,002
Snap-on, Inc.	48,648	11,115,582
Stanley Black & Decker, Inc.	134,067	10,071,113
Westinghouse Air Brake Technologies Corp.	165,252	16,493,802
Xylem, Inc.(b)	163,075	18,031,203

		550,687,461

Media — 0.8%
Charter Communications, Inc., Class A(a)	97,792	33,161,267
Comcast Corp., Class A	3,927,524	137,345,514
DISH Network Corp., Class A(a)(b)	234,973	3,299,021
Fox Corp., Class A	278,201	8,448,964
Fox Corp., Class B	124,777	3,549,906
Interpublic Group of Cos., Inc.	359,717	11,982,173
News Corp., Class A	353,668	6,436,758
News Corp., Class B	114,231	2,106,420
Omnicom Group, Inc.	185,395	15,122,670
Paramount Global, Class B(b)	463,480	7,823,542

		229,276,235

Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,302,333	49,488,654
Newmont Corp.	724,983	34,219,197
Nucor Corp.	233,563	30,785,939
Steel Dynamics, Inc.	151,888	14,839,458

		129,333,248

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	5

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail — 0.5%
Dollar General Corp.	206,627	$50,881,899
Dollar Tree, Inc.(a)	192,863	27,278,543
Target Corp.	419,033	62,452,678

		140,613,120

Multi-Utilities — 0.9%
Ameren Corp.	234,237	20,828,354
CenterPoint Energy, Inc.	569,737	17,086,413
CMS Energy Corp.	262,644	16,633,245
Consolidated Edison, Inc.	324,232	30,902,552
Dominion Energy, Inc.	758,542	46,513,795
DTE Energy Co.	175,345	20,608,298
NiSource, Inc.	375,260	10,289,629
Public Service Enterprise Group, Inc.	451,497	27,663,221
Sempra Energy	286,393	44,259,174
WEC Energy Group, Inc.	286,040	26,819,110

		261,603,791

Oil, Gas & Consumable Fuels — 4.7%
APA Corp.	296,215	13,827,316
Chevron Corp.	1,619,592	290,700,568
ConocoPhillips	1,134,449	133,864,982
Coterra Energy, Inc.	717,837	17,637,255
Devon Energy Corp.	596,876	36,713,843
Diamondback Energy, Inc.	160,876	22,004,619
EOG Resources, Inc.	533,387	69,084,284
EQT Corp.	335,322	11,343,943
Exxon Mobil Corp.	3,749,381	413,556,724
Hess Corp.	254,262	36,059,437
Kinder Morgan, Inc.	1,810,850	32,740,168
Marathon Oil Corp.	578,179	15,651,306
Marathon Petroleum Corp.	426,679	49,661,169
Occidental Petroleum Corp.(b)	661,996	41,699,128
ONEOK, Inc.	404,436	26,571,445
Phillips 66	430,294	44,785,000
Pioneer Natural Resources Co.	217,222	49,611,333
Targa Resources Corp.	205,339	15,092,417
Valero Energy Corp.	356,565	45,233,836
Williams Cos., Inc.	1,111,805	36,578,384

		1,402,417,157

Personal Products — 0.2%
Estee Lauder Cos., Inc., Class A	211,156	52,389,915

Pharmaceuticals — 4.8%
Bristol-Myers Squibb Co.	1,943,397	139,827,414
Catalent, Inc.(a)	166,156	7,478,682
Eli Lilly & Co.	717,784	262,594,098
Johnson & Johnson	2,380,281	420,476,639
Merck & Co., Inc.	2,305,659	255,812,866
Organon & Co.	229,346	6,405,634
Pfizer, Inc.	5,108,068	261,737,404
Viatris, Inc.	1,097,456	12,214,685
Zoetis, Inc.	426,076	62,441,438

		1,428,988,860

Professional Services — 0.4%
CoStar Group, Inc.(a)	362,069	27,980,692
Equifax, Inc.(b)	110,779	21,531,007
Jacobs Solutions, Inc.	116,520	13,990,557
Leidos Holdings, Inc.	123,695	13,011,477

Security	Shares	Value

Professional Services (continued)
Robert Half International, Inc.(b)	99,063	$7,313,821
Verisk Analytics, Inc.	142,058	25,061,872

		108,889,426

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	287,647	22,137,313

Road & Rail — 0.9%
CSX Corp.	1,914,077	59,298,105
JB Hunt Transport Services, Inc.	74,860	13,052,590
Norfolk Southern Corp.	210,775	51,939,176
Old Dominion Freight Line, Inc.(b)	82,953	23,540,402
Union Pacific Corp.	559,728	115,902,877

		263,733,150

Semiconductors & Semiconductor Equipment — 5.0%
Advanced Micro Devices, Inc.(a)	1,469,270	95,164,618
Analog Devices, Inc.	468,268	76,810,000
Applied Materials, Inc.	783,243	76,272,203
Broadcom, Inc.	367,534	205,499,285
Enphase Energy, Inc.(a)	123,589	32,746,141
First Solar, Inc.(a)	90,262	13,520,345
Intel Corp.	3,737,066	98,770,654
KLA Corp.	129,159	48,696,818
Lam Research Corp.	124,667	52,397,540
Microchip Technology, Inc.	504,142	35,415,976
Micron Technology, Inc.	989,782	49,469,304
Monolithic Power Systems, Inc.	40,785	14,421,984
NVIDIA Corp.(b)	2,266,948	331,291,781
NXP Semiconductors NV	235,922	37,282,754
ON Semiconductor Corp.(a)	392,104	24,455,527
Qorvo, Inc.(a)	94,933	8,604,727
Qualcomm, Inc.	1,022,096	112,369,234
Skyworks Solutions, Inc.	147,286	13,422,173
SolarEdge Technologies, Inc.(a)	50,529	14,313,350
Teradyne, Inc.(b)	142,480	12,445,628
Texas Instruments, Inc.	826,273	136,516,825

		1,489,886,867

Software — 8.3%
Adobe, Inc.(a)	423,255	142,438,005
ANSYS, Inc.(a)	78,802	19,037,775
Autodesk, Inc.(a)	198,014	37,002,876
Cadence Design Systems, Inc.(a)	249,661	40,105,543
Ceridian HCM Holding, Inc.(a)(b)	140,965	9,042,905
Fortinet, Inc.(a)	597,872	29,229,962
Gen Digital, Inc.	527,781	11,310,347
Intuit, Inc.	256,732	99,925,229
Microsoft Corp.	6,787,782	1,627,845,879
Oracle Corp.	1,382,521	113,007,267
Paycom Software, Inc.(a)	44,246	13,729,976
PTC, Inc.(a)	96,012	11,525,281
Roper Technologies, Inc.(b)	96,647	41,760,202
Salesforce, Inc.(a)	905,597	120,073,106
ServiceNow, Inc.(a)	183,850	71,383,440
Synopsys, Inc.(a)	139,361	44,496,574
Tyler Technologies, Inc.(a)	38,201	12,316,384

		2,444,230,751

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	54,557	8,021,516
AutoZone, Inc.(a)	17,281	42,618,057
Bath & Body Works, Inc.	208,330	8,779,026

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2022	(Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Best Buy Co., Inc.	184,618	$14,808,210
CarMax, Inc.(a)(b)	143,103	8,713,542
Home Depot, Inc.	932,022	294,388,469
Lowe’s Cos., Inc.	565,099	112,590,325
O’Reilly Automotive, Inc.(a)	56,971	48,085,233
Ross Stores, Inc.	319,841	37,123,945
TJX Cos., Inc.	1,057,047	84,140,941
Tractor Supply Co.	100,461	22,600,711
Ulta Beauty, Inc.(a)	47,022	22,056,609

		703,926,584

Technology Hardware, Storage & Peripherals — 6.2%
Apple, Inc.	13,614,100	1,768,880,013
Hewlett Packard Enterprise Co.	1,185,109	18,914,340
HP, Inc.	805,929	21,655,312
NetApp, Inc.	200,639	12,050,378
Seagate Technology Holdings PLC(b)	176,010	9,259,886
Western Digital Corp.(a)	286,151	9,028,064

		1,839,787,993

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	1,150,111	134,574,488
Ralph Lauren Corp.	37,193	3,930,185
Tapestry, Inc.	219,376	8,353,838
VF Corp.	305,300	8,429,333

		155,287,844

Tobacco — 0.7%
Altria Group, Inc.	1,639,015	74,919,376
Philip Morris International, Inc.	1,410,877	142,794,861

		217,714,237

Trading Companies & Distributors — 0.2%
Fastenal Co.	520,118	24,611,984
United Rentals, Inc.(a)(b)	63,522	22,576,989
W.W.Grainger, Inc.(b)	40,977	22,793,456

		69,982,429

Water Utilities — 0.1%
American Water Works Co., Inc.(b)	164,527	25,077,205

Security	Shares	Value

Wireless Telecommunication Services — 0.3%
T-Mobile U.S., Inc.(a)	543,698	$76,117,720

Total Common Stocks — 99.0% (Cost: $15,214,362,979)		29,261,370,956

Investment Companies

Equity Funds — 0.7%
iShares Core S&P 500 ETF(c)	508,908	195,527,543

Total Investment Companies — 0.7% (Cost: $189,939,829)		195,527,543

Total Long-Term Investments — 99.7% (Cost: $15,404,302,808)		29,456,898,499

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 4.53%(c)(d)(e)	304,107,516	304,198,748
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.12%(c)(d)	113,361,188	113,361,188

Total Short-Term Securities — 1.4% (Cost: $417,426,929)		417,559,936

Total Investments — 101.1% (Cost: $15,821,729,737)		29,874,458,435
Liabilities in Excess of Other Assets — (1.1)%		(329,613,066)

Net Assets — 100.0%		$29,544,845,369

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan. (c) Affiliate of the Master Portfolio.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	7

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2022

Affiliates

Investments in issuers considered to be affiliate(s) of the Master Portfolio during the year ended December 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/21	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/22	Shares Held at 12/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$129,540,046	$174,660,838	(a)	$—		$(119,553)	$117,417	$304,198,748	304,107,516	$529,751	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	190,825,864	—		(77,464,676	)(a)	—	—	113,361,188	113,361,188	1,995,867		—
BlackRock, Inc.	110,121,726	11,473,824		(599,256)		(183,383)	(23,573,285)	97,239,626	137,222	2,464,688		—
iShares Core S&P 500 ETF	433,216,628	2,954,719,505		(3,164,439,205)		(7,337,546)	(20,631,839)	195,527,543	508,908	3,060,996		—

						$(7,640,482)	$(44,087,707)	$710,327,105		$8,051,302		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts S&P 500 E-Mini Index	560	03/17/23	$108,108	$(463,688)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$463,688	$—	$—	$—	$463,688

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Master Portfolio Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(5,630,594)	$—	$—	$—	$(5,630,594)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(7,380,878)	$—	$—	$—	$(7,380,878)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts — long	$139,746,994

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	S&P 500 Index Master Portfolio
December 31, 2022

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Master Portfolio’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Master Portfolio’s financial instruments categorized in the fair value hierarchy. The breakdown of the Master Portfolio’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$29,261,370,956	$—	$—	$29,261,370,956
Investment Companies	195,527,543	—	—	195,527,543
Short-Term Securities
Money Market Funds	417,559,936	—	—	417,559,936

	$29,874,458,435	$—	$—	$29,874,458,435

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(463,688)	$—	$—	$(463,688)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

M A S T E R P O R T F O L I O S C H E D U L E O F I N V E S T M E N T S	9

Statement of Assets and Liabilities

December 31, 2022

S&P 500 Index Master Portfolio

ASSETS
Investments, at value — unaffiliated(a)(b)	$29,164,131,330
Investments, at value — affiliated(c)	710,327,105
Cash	130,560
Cash pledged for futures contracts	9,517,800
Receivables:
Securities lending income — affiliated	65,956
Dividends — unaffiliated	25,181,704
Dividends — affiliated	265,453
Prepaid expenses	5,456

Total assets	29,909,625,364

LIABILITIES
Collateral on securities loaned	304,066,304
Payables:
Withdrawals to investors	59,459,673
Investment advisory fees	250,499
Trustees’ fees	61,888
Professional fees	110,499
Variation margin on futures contracts	831,132

Total liabilities	364,779,995

NET ASSETS	$29,544,845,369

NET ASSETS CONSIST OF
Investors’ capital	$15,492,580,359
Net unrealized appreciation (depreciation)	14,052,265,010

NET ASSETS	$29,544,845,369

(a) Investments, at cost — unaffiliated	$15,162,484,039
(b) Securities loaned, at value	$296,259,268
(c) Investments, at cost — affiliated	$659,245,698

See notes to financial statements.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended December 31, 2022

S&P 500 Index Master Portfolio

INVESTMENT INCOME
Dividends — unaffiliated	$484,410,508
Dividends — affiliated	7,522,935
Securities lending income — affiliated — net	528,367
Foreign taxes withheld	(2,434,029)

Total investment income	490,027,781

EXPENSES
Investment advisory	3,053,035
Trustees	247,024
Professional	29,992

Total expenses	3,330,051
Less:
Fees waived and/or reimbursed by the Manager	(393,144)

Total expenses after fees waived and/or reimbursed	2,936,907

Net investment income	487,090,874

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(52,489,847)
Investments — affiliated	(7,640,482)
Futures contracts	(5,630,594)

(65,760,923)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,596,893,866)
Investments — affiliated	(44,087,707)
Futures contracts	(7,380,878)

(6,648,362,451)

Net realized and unrealized loss	(6,714,123,374)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,227,032,500)

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L S T A T E M E N T S	11

Statements of Changes in Net Assets

	S&P 500 Index Master Portfolio
	Year Ended	Year Ended
	12/31/22	12/31/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$487,090,874	$429,887,939
Net realized gain (loss)	(65,760,923)	297,816,671
Net change in unrealized appreciation (depreciation)	(6,648,362,451)	7,008,302,074

Net increase (decrease) in net assets resulting from operations	(6,227,032,500)	7,736,006,684

CAPITAL TRANSACTIONS
Proceeds from contributions	8,816,188,759	7,697,627,774
Value of withdrawals	(7,533,596,462)	(7,937,321,540)

Net increase (decrease) in net assets derived from capital transactions	1,282,592,297	(239,693,766)

NET ASSETS
Total increase (decrease) in net assets	(4,944,440,203)	7,496,312,918
Beginning of year	34,489,285,572	26,992,972,654

End of year	$29,544,845,369	$34,489,285,572

See notes to financial statements.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	S&P 500 Index Master Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended

	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18

Total Return
Total return	(18.13)%	28.65%	18.42%	31.44%	(4.38)%

Ratios to Average Net Assets(a)
Total expenses	0.01%	0.01%	0.01%	0.03%	0.04%

Total expenses after fees waived and/or reimbursed	0.01%	0.01%	0.01%	0.02%	0.04%

Net investment income	1.60%	1.39%	1.82%	1.95%	1.92%

Supplemental Data
Net assets, end of year (000)	$29,544,845	$34,489,286	$26,992,973	$23,207,958	$17,256,929

Portfolio turnover rate	13%	6%	5%	3%	12%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

M A S T E R P O R T F O L I O F I N A N C I A L H I G H L I G H T S	13

Notes to Financial Statements

1.	ORGANIZATION

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. S&P 500 Index Master Portfolio (the “Master Portfolio”) is a series of MIP. The Master Portfolio is classified as diversified.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Master Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Master Portfolio invests. These foreign taxes, if any, are paid by the Master Portfolio and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Master Portfolio files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Master Portfolio may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Master Portfolio is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of MIP (the “Board”) has approved the designation of the Master Portfolio’s Manager as the valuation designee for the Master Portfolio. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Master Portfolio uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Master Portfolio, except in the event of borrower default. The securities on loan, if any, are disclosed in the Master Portfolio’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value –unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Master Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the Master Portfolio’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Barclays Bank PLC	$9,011,198	$(9,011,198)	$—	$—
Barclays Capital, Inc.	317,756	(317,756)	—	—
BNP Paribas SA	82,460,125	(82,460,125)	—	—
BofA Securities, Inc.	12,280,613	(12,280,613)	—	—
Citadel Clearing LLC	6,566,531	(6,566,531)	—	—
Citigroup Global Markets, Inc.	12,618,680	(12,618,680)	—	—
Goldman Sachs & Co. LLC	14,791,319	(14,791,319)	—	—
HSBC Bank PLC	101,567	(101,567)	—	—
J.P. Morgan Securities LLC	44,791,104	(44,791,104)	—	—
Jefferies LLC	212,695	(212,695)	—	—
Morgan Stanley	19,903,906	(19,903,906)	—	—
Natixis SA	1,688	(1,688)	—	—
RBC Capital Markets LLC	28,530,588	(28,530,588)	—	—
Scotia Capital (USA), Inc.	3,301,735	(3,301,735)	—	—
SG Americas Securities LLC	962,488	(962,488)	—	—
State Street Bank & Trust Co.	2,345,460	(2,345,460)	—	—
Toronto-Dominion Bank	51,580,760	(51,580,760)	—	—
UBS AG	583,765	(583,765)	—	—
UBS Securities LLC	2,349,461	(2,349,461)	—	—
Virtu Americas LLC	993,807	(993,807)	—	—
Wells Fargo Bank N.A.	249,096	(249,096)	—	—
Wells Fargo Securities LLC	2,304,926	(2,304,926)	—	—

	$296,259,268	$(296,259,268)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Master Portfolio is disclosed in the Master Portfolio’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Master Portfolio.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Master Portfolio’s net assets.

Administration: MIP, on behalf of the Master Portfolio, entered into an Administration Agreement with BlackRock Advisors, LLC (“BAL”), which has agreed to provide general administrative services (other than investment advice and related portfolio activities). BAL has agreed to bear all of the Master Portfolio’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BAL is not entitled to compensation for providing administrative services to the Master Portfolio, for so long as BAL (or an affiliate) is entitled to compensation for providing administrative services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BAL (or an affiliate) receives investment advisory fees from the Master Portfolio.

The fees and expenses of the Master Portfolio’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Master Portfolio’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to reimburse the Master Portfolio or provide an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses through June 30, 2023. If the Master Portfolio does not pay administration fees, BAL agrees to cap the expenses of the Master Portfolio at the rate at which it pays an investment advisory fee to BFA. The amount waived is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amount waived was $277,016.

Expense Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the amounts waived were $92,186.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2022, the Manager waived $23,942 in investment advisory fees pursuant to this arrangement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Master Portfolio is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Master Portfolio bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Master Portfolio retains 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2022, the Master Portfolio paid BTC $203,850 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

During the year ended December 31, 2022, the Master Portfolio did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Master Portfolio are directors and/or officers of BlackRock or its affiliates.

Other Transactions: The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2022, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Master Portfolio Name	Purchases	Sales	Net Realized Gain (Loss)
S&P 500 Index Master Portfolio	$211,481,078	$122,905,651	$(33,730,868)

7.	PURCHASES AND SALES

For the year ended December 31, 2022, purchases and sales of investments, excluding short-term securities, were $5,768,293,288 and $3,965,817,339, respectively.

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of December 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s financial statements.

As of December 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Master Portfolio Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
S&P 500 Index Master Portfolio	$15,724,549,640	$15,227,612,925	$(1,077,704,130)	$14,149,908,795

9.	BANK BORROWINGS

MIP, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2022, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Master Portfolio and its investments. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Manager uses a “passive” or index approach to try to achieve the Master Portfolio’s investment objective following the securities included in its underlying index during upturns as well as downturns. The Manager does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by the Manager.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments. An illiquid investment is any investment that the Master Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Master Portfolio may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

Counterparty Credit Risk: The Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Master Portfolio’s portfolio are disclosed in its Schedule of Investments.

The Master Portfolio invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Master Portfolio and could affect the income from, or the value or liquidity of, the Master Portfolio’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Master Portfolio may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Master Portfolio is uncertain.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

M A S T E R P O R T F O L I O N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Master Investment Portfolio and Investors of S&P 500 Index Master Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of S&P 500 Index Master Portfolio (one of the series constituting Master Investment Portfolio, referred to hereafter as the “Master Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statements of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Master Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on the Master Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Master Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 14, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds III and Master Investment Portfolio (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares S&P 500 Index Fund and S&P 500 Index Master Portfolio (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 8-9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	21

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 164 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.	28 RICs consisting of 164 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 164 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 164 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 164 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental) from 2015 to 2021; GrafTech International Ltd. (materials manufacturing); WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021
Cynthia A. Montgomery 1952	Trustee (Since 2009)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	None
Donald C. Opatrny 1952	Trustee (Since 2019)	Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	28 RICs consisting of 164 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2009)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter- Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 164 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	23

Trustee and Officer Information   (continued)

Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 164 Portfolios	None

Interested Trustees(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 266 Portfolios	None
John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 268 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

In connection with the acquisition of Barclays Global Investors by BlackRock, Inc. in December 2009, certain Independent Trustees were elected to the Board. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/MIP based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2009)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust/MIP serve at the pleasure of the Board.

Further information about the Trust’s/MIP’s Trustees and Officers is available in the Trust’s/MIP’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust/MIP and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust/MIP. Effective December 31, 2022, Joseph P. Platt retired as a Trustee of the Trust/MIP.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	25

Glossary of Terms Used in this Report

Portfolio Abbreviation

ETF	Exchange-Traded Fund

MSCI	Morgan Stanley Capital International

S&P	Standard & Poor’s

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Appendix B

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Funds’ proxy voting policies and procedures is available in the Statements of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Transamerica Funds except Transamerica Government Money Market, and the Master Portfolio will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as Transamerica Funds’ Annual Report, Semi-Annual Report, Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Appendix C

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Customer Service: 1-888-233-4339

1801 California St., Suite 5200 Denver, CO 80202

Distributor: Transamerica Capital, Inc.

www.transamerica.com

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

2656888 12/22

© 2022 Transamerica Capital, Inc.

(b)	Not Applicable.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.
(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.
(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.
(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(e)	Not Applicable.
(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 12/31 (in thousands)
		2022	2021
(a)	Audit Fees	$24	$13
(b)	Audit Related Fees(1)	$0	$0
(c)	Tax Fees(2)	$7	$4
(d)	All Other Fees(3)	$0	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-IA filing of the funds comprising the Registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services and would not impair the independence of the accountant.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2022 and 2021 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedule of investments is included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	March 3, 2023

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:	March 3, 2023

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer